UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2020

VIAVI SOLUTIONS INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22874	94-2579683
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

6001 America Center Drive	San Jose,	California	95002
(Address of principal executive offices and Zip Code)
 (408) 404-3600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of the exchange on which registered
Common Stock, par value of $0.001 per share	VIAV	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company. ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Laura Black to the Governance Committee of the Board of Directors

Effective June 16, 2020, Laura Black was appointed to the Governance Committee of the Board of Directors (the “Board”) of Viavi Solutions Inc. (the “Company”). Ms. Black first joined the Board in February 2018 and was re-elected for a one-year term at the November 2019 annual meeting of VIAVI stockholders. Ms. Black also serves on the Corporate Development Committee of the Board.

Ms. Black continues to be entitled to the Company’s standard director compensation as described under the heading “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A, filed with the United States Securities and Exchange Commission on October 2, 2019, which description is incorporated by reference herein.

Adoption of Executive Variable Pay Plan for fiscal year 2021

On June 16, 2020, after considering the recommendations of the Compensation Committee (the “Compensation Committee”) of the Board, the Board adopted the Company’s Executive Variable Pay Plan for fiscal year 2021 (the “2021 Executive VPP”) under which the Company’s executive team, including the Company’s named executive officers (“NEOs”), have the opportunity to earn incentive bonuses based upon semi-annual performance metrics.

Actual cash incentive payments awarded under the 2021 Executive VPP will be based upon (1) the achievement of a revenue objective (the “Revenue Target”) compared to the Company’s annual operating plan (“AOP”), (2) the achievement of a non-GAAP operating profit objective (the “Profitability Target”) compared to the AOP, (3) the achievement of a bookings objective (the “Bookings Target”) compared to the AOP, and (4) the achievement of certain individual objectives (the “Individual Target”). Payments under the 2021 Executive VPP will be measured and paid semi-annually. Payments will range from 0% to 150% of an eligible executive’s target incentive opportunity (“TIO”) with respect to the Revenue Target and Profitability Target. For the Bookings target, payments will be capped at 250% of the eligible executive’s TIO. For the Individual Target, payments will be capped at 100% of an eligible executive’s TIO.

Oleg Khaykin, the Company’s Chief Executive Officer, and Amar Maletira, the Company’s Chief Financial Officer, will participate in the 2021 Executive VPP as Corporate Executives. For Corporate Executives, the Revenue Target and Profitability Target will be calculated based on company-wide performance and will be weighted 40% on Revenue Target achievement and 40% on Profitability Target achievement. For both Mr. Khaykin and Mr. Maletira, the Individual Target will be based on strategic, corporate and business goals and weighted at 20%.

Paul McNab, the Company’s Executive Vice President and Chief Marketing & Strategy Officer, will participate as a Network Services Enablement (“NSE”) Executive. For NSE Executives, the Revenue and Profitability Target will be calculated based on the performance of the NSE business segment and will be weighted 40% on NSE Revenue Target achievement and 40% on NSE Profitability Target achievement. For Mr. McNab, the Individual Target will be based on strategic goals and weighted at 20%.

Luke Scrivanich, the Company’s Senior Vice President & General Manager of the Optical Security and Performance Products (“OSP”) business segment, will participate as an OSP Executive. For Mr. Scrivanich, the Revenue Target and Profitability Target will be calculated based on the performance of the OSP business segment and will be weighted 40% on Revenue Target achievement and 40% on Profitability Target achievement. The Individual Target will be based on business initiatives and weighted at 20%.

Gary Staley, the Company’s Senior Vice President, Global Sales and Network and Service Enablement, will participate as an NSE Sales Executive. For Mr. Staley, the Revenue Target, Profitability Target and Bookings Target will be calculated based on the performance of the NSE business segment and will be weighted 50% on Revenue Target achievement, 20% on Profitability Target achievement and 30% on Bookings Target achievement.

Amendment and Restatement of Change in Control Plan

On June 16, 2020, after considering the recommendations of the Compensation Committee, the Board approved, an amendment and restatement of the Viavi Solutions Inc. Change of Control Benefits Plan (the “Plan”) to extend the Plan and streamline and clarify certain provisions of the Plan, which became effective immediately. The Plan provides benefits to

Eligible Employees (as defined in the Plan), including the Company’s NEOs, if such executives are terminated without Cause or resign for Good Reason within 12 months after a Change in Control (each as defined in the Plan).

Changes to the Plan, among other things, include:

•	Extension of the Plan’s expiration date from June 20, 2020 to June 16, 2023;

•	Clarifying changes to the definition of “Disability”; and

•	Changes to ensure payments comply with various tax and other regulatory requirements, including Section 280G of the Internal Revenue Code.

The foregoing is a summary description of the material terms of the changes to the Plan, and is qualified in its entirety by the text of the amended and restated Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Acceleration of Vesting of Equity Upon Termination of Continuous Service in Connection with Death or Disability

On June 16, 2020, after considering the recommendations of the Compensation Committee, the Board adopted new forms of time-based restricted stock unit (“RSU”) and performance stock unit (“PSU”) award agreements for all participants in the Company’s 2003 Equity Incentive Plan (the “2003 Plan,”) including the members of the Board and the Company’s NEOs, to provide for, among other things, the following provisions related to termination of Continuous Service (as defined in the 2003 Plan) in connection with death or disability:

•	Clarifying changes to the definition of “Disability”;

•
Upon termination of participant’s Continuous Service in connection with death or disability, immediate acceleration and vesting of all unvested RSUs and immediate acceleration and vesting of all unvested PSUs at target and with all performance criteria deemed to be satisfied; and

•	Changes to ensure payments comply with various tax and other regulatory requirements, including Section 409A of the Internal Revenue Code.

The foregoing is a summary description of the material terms of the changes to the form of RSU award agreement and Form of PSU award agreement, and is qualified in its entirety by the text of each of the forms, which are attached hereto as Exhibit 10.2 and Exhibit 10.3 and incorporated herein by reference.

In addition, the Board amended all outstanding RSU and PSU awards under the 2003 Plan to clarify the definition of disability that applies to such awards and provide for the same death and disability vesting benefits described above.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
10.1	Viavi Solutions Inc. Change of Control Benefits Plan (Amended and Restated Effective June 16, 2020)
10.2	Form of RSU Award Agreement
10.3	Form of PSU Award Agreement
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIAVI SOLUTIONS INC.

	By:	/s/ Kevin Siebert
	Name:	Kevin Siebert
	Title:	Senior Vice President, General Counsel and Secretary

June 22, 2020